EX-3.(b)

                               CONSENT OF COUNSEL



          I hereby consent both to the reference to my name under the heading "Legal Opinion" in this Post-Effective Amendment No.4 to the Registration Statement on Form S-6 for The Guardian Separate Account K and to the filing of this consent as an exhibit thereto.



                                             By /s/ Richard T. Potter, Jr.
                                               --------------------------------
                                                    Richard T. Potter, Jr.
                                                            Counsel



New York, New York
April 20, 2000